EXHIBIT 99.3

                                 MORGAN STANLEY
                                    2003-NC1
                     COLLATERAL ANALYSIS AS OF 1/1/03 CUTOFF
                                  GROUP IN '2'

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SELECTION CRITERIA: GROUP IN '2'
TABLE OF CONTENTS

1
Summary Statistics

2
Group

3
Product Types

4
Range of Gross Interest Rates (%)

5
Range of Cut-off Date Principal Balances ($)

6
Range of Stated Original Terms (months)

7
Range of Stated Remaining Terms (months)

8
Range of Original LTV Ratios (%)

9
Range of Gross Margins (%)

10
Range of Minimum Mortgage Rates (%)

11
Range of Maximum Loan Rates (%)

12
Initial Periodic Cap (%)

13
Subseqeunt Periodic Cap (%)

14
Next Rate Adjustment Dates

15
Geographic Distribution of Mortgaged Properties

16
Occupancy

17
Property Type

18
Loan Purpose

19
Documentation Level

20
Credit Score

21
Prepayment Penalty Term

1. SUMMARY STATISTICS

Number of Mortgage Loans: 1,653
Aggregate Principal Balance ($): 311,120,565
Weighted Average Current Mortgage Rate (%): 8.002
Non-Zero Weighted Average Margin (%): 6.142
Non-Zero Weighted Average Maximum Rate (%): 15.170
Weighted Average Stated Original Term (months): 347
Weighted Average Stated Remaining Term (months): 343
Weighted Average Original LTV (%): 78.87
% First Liens: 100.00
% Owner Occupied: 95.30
% Purchase: 20.88
% Full Doc: 49.64
Non-Zero Weighted Average Credit Score: 608

2. GROUP

                                                                             % OF
                                                                           MORTGAGE
                                                                            POOL BY
                                                              AGGREGATE    AGGREGATE
                                                   NUMBER      CUT-OFF      CUT-OFF
                                                     OF         DATE         DATE      WTD AVG    WTD AVG
                                                  MORTGAGE    PRINCIPAL    PRINCIPAL   ORIGINAL    FICO
GROUP                                              LOANS     BALANCE ($)    BALANCE      LTV       SCORE
-----------------------------------------------   --------   -----------   ---------   --------   -------
Group II                                             1,653   311,120,565         100      78.87     607.8
-----------------------------------------------   --------   -----------   ---------   --------   -------
TOTAL:                                               1,653   311,120,565         100      78.87     607.8
===============================================   ========   ===========   =========   ========   =======

3. PRODUCT TYPES

                                                                             % OF
                                                                           MORTGAGE
                                                                            POOL BY
                                                              AGGREGATE    AGGREGATE
                                                   NUMBER      CUT-OFF      CUT-OFF
                                                     OF         DATE         DATE      WTD AVG    WTD AVG
                                                  MORTGAGE    PRINCIPAL    PRINCIPAL   ORIGINAL    FICO
PRODUCT TYPES                                      LOANS     BALANCE ($)    BALANCE      LTV       SCORE
-----------------------------------------------   --------   -----------   ---------   --------   -------
Fixed - 10 Year                                         11       514,452        0.17      70.16     600.2
Fixed - 15 Year                                        146    10,902,581         3.5      74.32     591.4
Fixed - 20 Year                                         61     4,911,133        1.58       71.6     577.1
Fixed - 25 Year                                         10       818,655        0.26      81.55     596.1
Fixed - 30 Year                                        938   115,949,811       37.27      77.74     592.2
ARM - 2 Year/6 Month                                   417   146,004,980       46.93      80.01       602
ARM - 3 Year/6 Month                                    20     7,455,125         2.4      85.36     640.1
ARM - 10 Year IO/1 Month                                50    24,563,828         7.9      79.06     719.4
-----------------------------------------------   --------   -----------   ---------   --------   -------
TOTAL:                                               1,653   311,120,565         100      78.87     607.8
===============================================   ========   ===========   =========   ========   =======

4. RANGE OF GROSS INTEREST RATES (%)

                                                                             % OF
                                                                           MORTGAGE
                                                                            POOL BY
                                                              AGGREGATE    AGGREGATE
                                                   NUMBER      CUT-OFF      CUT-OFF
                                                     OF         DATE         DATE      WTD AVG    WTD AVG
                                                  MORTGAGE    PRINCIPAL    PRINCIPAL   ORIGINAL    FICO
RANGE OF GROSS INTEREST RATES (%)                  LOANS     BALANCE ($)    BALANCE      LTV       SCORE
-----------------------------------------------   --------   -----------   ---------   --------   -------
4.000 - 4.999                                            5     2,493,816         0.8      77.73     751.2
5.000 - 5.999                                           45    21,563,585        6.93      79.98     717.6
6.000 - 6.999                                          128    51,095,312       16.42       76.6     625.8
7.000 - 7.999                                          302    91,881,019       29.53      80.52     610.6
8.000 - 8.999                                          620    92,073,985       29.59       79.4     591.1
9.000 - 9.999                                          346    35,561,306       11.43      78.29     569.1
10.000 - 10.999                                        125    10,118,886        3.25       76.4     551.6
11.000 - 11.999                                         55     4,369,348         1.4      68.41     538.1
12.000 - 12.999                                         21     1,526,592        0.49      71.09     539.3
13.000 - 13.999                                          6       436,716        0.14      75.27     547.3
-----------------------------------------------   --------   -----------   ---------   --------   -------
TOTAL:                                               1,653   311,120,565         100      78.87     607.8
===============================================   ========   ===========   =========   ========   =======

Minimum: 4.875
Maximum: 13.750
Weighted Average: 8.002

5. RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)

                                                                             % OF
                                                                           MORTGAGE
                                                                            POOL BY
                                                              AGGREGATE    AGGREGATE
                                                   NUMBER      CUT-OFF      CUT-OFF
                                                     OF         DATE         DATE      WTD AVG    WTD AVG
                                                  MORTGAGE    PRINCIPAL    PRINCIPAL   ORIGINAL    FICO
RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)       LOANS     BALANCE ($)    BALANCE      LTV       SCORE
-----------------------------------------------   --------   -----------   ---------   --------   -------
25,001 - 50,000                                        195     8,208,107        2.64      70.52     575.5
50,001 - 75,000                                        365    22,778,939        7.32      75.39     577.5
75,001 - 100,000                                       203    17,601,918        5.66       75.9     572.4
100,001 - 125,000                                      124    13,777,375        4.43      77.95     586.2
125,001 - 150,000                                       92    12,660,705        4.07      78.43     581.2
150,001 - 175,000                                       48     7,804,296        2.51      78.35     585.4
175,001 - 200,000                                       37     6,916,274        2.22      74.01     574.3
200,001 - 225,000                                       33     7,046,538        2.26      79.38       574
225,001 - 250,000                                       24     5,727,997        1.84      78.64     600.3
250,001 - 275,000                                       15     3,925,755        1.26      76.95     614.9
275,001 - 300,000                                        8     2,324,636        0.75      77.77     611.9
300,001 - 325,000                                      100    31,192,781       10.03      81.72     605.4
325,001 - 350,000                                       97    32,682,117        10.5      80.96     608.8
350,001 - 375,000                                       62    22,476,199        7.22      83.33       608
375,001 - 400,000                                       50    19,446,877        6.25      80.82     616.1
400,001 - 425,000                                       43    17,750,238        5.71      83.59     639.6
425,001 - 450,000                                       42    18,516,655        5.95      78.71     620.3
450,001 - 475,000                                       24    11,091,558        3.57      75.39     617.5
475,001 - 500,000                                       45    22,157,549        7.12      78.81     625.9
500,001 - 750,000                                       45    26,166,263        8.41       76.4     659.6
750,001 - 1,000,000                                      1       867,787        0.28         70       685
-----------------------------------------------   --------   -----------   ---------   --------   -------
TOTAL:                                               1,653   311,120,565         100      78.87     607.8
===============================================   ========   ===========   =========   ========   =======

Minimum: 25,109
Maximum: 867,787
Average: 188,216

6. RANGE OF STATED ORIGINAL TERMS (MONTHS)

                                                                             % OF
                                                                           MORTGAGE
                                                                            POOL BY
                                                              AGGREGATE    AGGREGATE
                                                   NUMBER      CUT-OFF      CUT-OFF
                                                     OF         DATE         DATE      WTD AVG    WTD AVG
                                                  MORTGAGE    PRINCIPAL    PRINCIPAL   ORIGINAL    FICO
RANGE OF STATED ORIGINAL TERMS (MONTHS)            LOANS     BALANCE ($)    BALANCE      LTV       SCORE
-----------------------------------------------   --------   -----------   ---------   --------   -------
120                                                     11       514,452        0.17      70.16     600.2
180                                                    146    10,902,581         3.5      74.32     591.4
240                                                     61     4,911,133        1.58       71.6     577.1
300                                                     60    25,382,483        8.16      79.14     715.5
360                                                  1,375   269,409,916       86.59      79.18     598.8
-----------------------------------------------   --------   -----------   ---------   --------   -------
TOTAL:                                               1,653   311,120,565         100      78.87     607.8
===============================================   ========   ===========   =========   ========   =======

Minimum: 120
Maximum: 360
Weighted Average: 347

7. RANGE OF STATED REMAINING TERMS (MONTHS)

                                                                             % OF
                                                                           MORTGAGE
                                                                            POOL BY
                                                              AGGREGATE    AGGREGATE
                                                   NUMBER      CUT-OFF      CUT-OFF
                                                     OF         DATE         DATE      WTD AVG    WTD AVG
                                                  MORTGAGE    PRINCIPAL    PRINCIPAL   ORIGINAL    FICO
RANGE OF STATED REMAINING TERMS (MONTHS)           LOANS     BALANCE ($)    BALANCE      LTV       SCORE
-----------------------------------------------   --------   -----------   ---------   --------   -------
109 - 120                                               11       514,452        0.17      70.16     600.2
169 - 180                                              146    10,902,581         3.5      74.32     591.4
229 - 240                                               61     4,911,133        1.58       71.6     577.1
289 - 300                                               60    25,382,483        8.16      79.14     715.5
349 - 360                                            1,375   269,409,916       86.59      79.18     598.8
-----------------------------------------------   --------   -----------   ---------   --------   -------
TOTAL:                                               1,653   311,120,565         100      78.87     607.8
===============================================   ========   ===========   =========   ========   =======

Minimum: 116
Maximum: 358
Weighted Average: 343

8. RANGE OF ORIGINAL LTV RATIOS (%)

                                                                             % OF
                                                                           MORTGAGE
                                                                            POOL BY
                                                              AGGREGATE    AGGREGATE
                                                   NUMBER      CUT-OFF      CUT-OFF
                                                     OF         DATE         DATE      WTD AVG    WTD AVG
                                                  MORTGAGE    PRINCIPAL    PRINCIPAL   ORIGINAL    FICO
RANGE OF ORIGINAL LTV RATIOS (%)                   LOANS     BALANCE ($)    BALANCE      LTV       SCORE
-----------------------------------------------   --------   -----------   ---------   --------   -------
10.01 - 20.00                                            3       129,993        0.04       15.3     596.4
20.01 - 30.00                                            9       965,380        0.31      27.61     642.4
30.01 - 40.00                                           22     2,320,928        0.75       36.2     557.8
40.01 - 50.00                                           37     4,918,798        1.58      45.48     602.1
50.01 - 60.00                                           90    14,235,812        4.58      56.44     565.5
60.01 - 70.00                                          228    35,275,543       11.34       66.6     588.5
70.01 - 80.00                                          657   116,295,981       37.38      77.97     597.5
80.01 - 90.00                                          581   130,449,335       41.93       87.1     625.1
90.01 - 100.00                                          26     6,528,795         2.1      94.93     657.5
-----------------------------------------------   --------   -----------   ---------   --------   -------
TOTAL:                                               1,653   311,120,565         100      78.87     607.8
===============================================   ========   ===========   =========   ========   =======

Minimum: 12.09
Maximum: 95.00
Weighted Average: 78.87

9. RANGE OF GROSS MARGINS (%)

                                                                             % OF
                                                                           MORTGAGE
                                                                            POOL BY
                                                              AGGREGATE    AGGREGATE
                                                   NUMBER      CUT-OFF      CUT-OFF
                                                     OF         DATE         DATE      WTD AVG    WTD AVG
                                                  MORTGAGE    PRINCIPAL    PRINCIPAL   ORIGINAL    FICO
RANGE OF GROSS MARGINS (%)                         LOANS     BALANCE ($)    BALANCE      LTV       SCORE
-----------------------------------------------   --------   -----------   ---------   --------   -------
                                                     1,219   158,705,598       51.01      77.58     611.9
5.501 - 6.000                                            5     2,376,887        0.76       82.9     634.5
6.001 - 6.500                                          253    97,064,515        31.2      82.65     621.9
6.501 - 7.000                                          100    35,788,129        11.5      77.59     577.9
7.001 - 7.500                                           76    17,185,436        5.52      71.58     548.8
-----------------------------------------------   --------   -----------   ---------   --------   -------
TOTAL:                                               1,653   311,120,565         100      78.87     607.8
===============================================   ========   ===========   =========   ========   =======

Non-Zero Minimum: 3.000
Maximum: 7.500
Non-Zero Weighted Average: 6.142

10. RANGE OF MINIMUM MORTGAGE RATES (%)

                                                                             % OF
                                                                           MORTGAGE
                                                                            POOL BY
                                                              AGGREGATE    AGGREGATE
                                                   NUMBER      CUT-OFF      CUT-OFF
                                                     OF         DATE         DATE      WTD AVG    WTD AVG
                                                  MORTGAGE    PRINCIPAL    PRINCIPAL   ORIGINAL    FICO
RANGE OF MINIMUM MORTGAGE RATES (%)                LOANS     BALANCE ($)    BALANCE      LTV       SCORE
-----------------------------------------------   --------   -----------   ---------   --------   -------
Fixed Rate Loans                                     1,166   133,096,632       42.78      77.23     591.6
                                                         5     2,493,816         0.8      77.73     751.2
5.001 - 5.500                                           30    14,123,996        4.54      82.07     734.7
5.501 - 6.000                                           16     7,766,605         2.5      76.16     685.1
6.001 - 6.500                                           24     9,924,329        3.19      75.58     635.3
6.501 - 7.000                                           96    38,385,066       12.34      77.98       621
7.001 - 7.500                                           67    26,554,637        8.54       82.8     623.6
7.501 - 8.000                                           90    35,646,720       11.46      81.65     597.6
8.001 - 8.500                                           53    19,490,094        6.26      83.72     586.4
8.501 - 9.000                                           27     9,961,723         3.2      81.34     583.5
9.001 - 9.500                                           14     5,383,432        1.73      78.44     559.2
9.501 - 10.000                                           8     2,694,588        0.87      77.63     567.3
10.001 -10.500                                           1       522,336        0.17      64.97       536
10.501 - 11.000                                          7       947,266         0.3      78.17     525.6
11.001 - 11.500                                         14       948,317         0.3      69.54     530.9
11.501 - 12.000                                         16     1,595,405        0.51      63.82     534.8
12.001 - 12.500                                         10       839,624        0.27      68.16       545
12.501 - 13.000                                          5       413,436        0.13         76     524.8
13.001 - 13.500                                          2       181,532        0.06      74.93     514.7
13.501 - 14.000                                          2       151,012        0.05      72.16       558
-----------------------------------------------   --------   -----------   ---------   --------   -------
TOTAL:                                               1,653   311,120,565         100      78.87     607.8
===============================================   ========   ===========   =========   ========   =======

Non-Zero Minimum: 4.820
Maximum: 13.750
Non-Zero Weighted Average: 7.481

11. RANGE OF MAXIMUM LOAN RATES (%)

                                                                             % OF
                                                                           MORTGAGE
                                                                            POOL BY
                                                              AGGREGATE    AGGREGATE
                                                   NUMBER      CUT-OFF      CUT-OFF
                                                     OF         DATE         DATE      WTD AVG    WTD AVG
                                                  MORTGAGE    PRINCIPAL    PRINCIPAL   ORIGINAL    FICO
RANGE OF MAXIMUM LOAN RATES (%)                    LOANS     BALANCE ($)    BALANCE      LTV       SCORE
-----------------------------------------------   --------   -----------   ---------   --------   -------
Fixed Rate Loans                                     1,166   133,096,632       42.78      77.23     591.6
                                                         1       310,625         0.1         80       678
12.501 - 13.000                                          3     1,177,864        0.38      82.09     663.1
13.001 - 13.500                                         21     8,256,429        2.65      76.45     631.3
13.501 - 14.000                                         96    38,385,066       12.34      77.98       621
14.001 - 14.500                                         67    26,554,637        8.54       82.8     623.6
14.501 - 15.000                                         90    35,646,720       11.46      81.65     597.6
15.001 - 15.500                                         53    19,490,094        6.26      83.72     586.4
15.501 - 16.000                                         27     9,961,723         3.2      81.34     583.5
16.001 - 16.500                                         14     5,383,432        1.73      78.44     559.2
16.501 - 17.000                                         13     5,188,404        1.67      77.68     655.7
17.001 - 17.500                                         30    14,335,708        4.61       81.5     728.7
17.501 - 18.000                                         21     7,713,924        2.48      75.01     664.6
18.001 - 18.500                                         17     2,616,217        0.84      70.64     609.9
18.501 - 19.000                                         15     1,417,487        0.46      64.95     539.2
19.001 - 19.500                                         10       839,624        0.27      68.16       545
19.501 - 20.000                                          5       413,436        0.13         76     524.8
20.001 - 20.500                                          2       181,532        0.06      74.93     514.7
20.501 - 21.000                                          2       151,012        0.05      72.16       558
-----------------------------------------------   --------   -----------   ---------   --------   -------
TOTAL:                                               1,653   311,120,565         100      78.87     607.8
===============================================   ========   ===========   =========   ========   =======

Non-Zero Minimum: 12.500
Maximum: 20.750
Non-Zero Weighted Average: 15.170

12. INITIAL PERIODIC CAP (%)

                                                                             % OF
                                                                           MORTGAGE
                                                                            POOL BY
                                                              AGGREGATE    AGGREGATE
                                                   NUMBER      CUT-OFF      CUT-OFF
                                                     OF         DATE         DATE      WTD AVG    WTD AVG
                                                  MORTGAGE    PRINCIPAL    PRINCIPAL   ORIGINAL    FICO
INITIAL PERIODIC CAP (%)                           LOANS     BALANCE ($)    BALANCE      LTV       SCORE
-----------------------------------------------   --------   -----------   ---------   --------   -------
Fixed Rate Loans                                     1,166   133,096,632       42.78      77.23     591.6
1.5                                                    436   153,282,187       49.27       80.3       604
2                                                        1       177,918        0.06      54.79       500
3                                                       50    24,563,828         7.9      79.06     719.4
-----------------------------------------------   --------   -----------   ---------   --------   -------
TOTAL:                                               1,653   311,120,565         100      78.87     607.8
===============================================   ========   ===========   =========   ========   =======

Non-Zero Minimum: 1.500
Maximum: 3.000
Non-Zero Weighted Average: 1.707

13. SUBSEQEUNT PERIODIC CAP (%)

                                                                             % OF
                                                                           MORTGAGE
                                                                            POOL BY
                                                              AGGREGATE    AGGREGATE
                                                   NUMBER      CUT-OFF      CUT-OFF
                                                     OF         DATE         DATE      WTD AVG    WTD AVG
                                                  MORTGAGE    PRINCIPAL    PRINCIPAL   ORIGINAL    FICO
SUBSEQEUNT PERIODIC CAP (%)                        LOANS     BALANCE ($)    BALANCE      LTV       SCORE
-----------------------------------------------   --------   -----------   ---------   --------   -------
Fixed Rate Loans                                     1,166   133,096,632       42.78      77.23     591.6
1                                                        1       177,918        0.06      54.79       500
1.5                                                    436   153,282,187       49.27       80.3       604
3                                                       50    24,563,828         7.9      79.06     719.4
-----------------------------------------------   --------   -----------   ---------   --------   -------
TOTAL:                                               1,653   311,120,565         100      78.87     607.8
===============================================   ========   ===========   =========   ========   =======

Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 1.706

14. NEXT RATE ADJUSTMENT DATES

                                                                             % OF
                                                                           MORTGAGE
                                                                            POOL BY
                                                              AGGREGATE    AGGREGATE
                                                   NUMBER      CUT-OFF      CUT-OFF
                                                     OF         DATE         DATE      WTD AVG    WTD AVG
                                                  MORTGAGE    PRINCIPAL    PRINCIPAL   ORIGINAL    FICO
NEXT RATE ADJUSTMENT DATES                         LOANS     BALANCE ($)    BALANCE      LTV       SCORE
-----------------------------------------------   --------   -----------   ---------   --------   -------
February 2003                                           50    24,563,828         7.9      79.06     719.4
August 2004                                              8     3,150,562        1.01      78.02     610.3
September 2004                                          61    23,968,996         7.7      83.16     602.9
October 2004                                           347   118,525,742        38.1      79.44     601.8
November 2004                                            1       359,680        0.12         75       551
August 2005                                              1       397,914        0.13         85       696
September 2005                                           3     1,206,391        0.39      84.43     676.6
October 2005                                            16     5,850,820        1.88      85.58     628.8
Fixed Rate                                           1,166   133,096,632       42.78      77.23     591.6
-----------------------------------------------   --------   -----------   ---------   --------   -------
TOTAL:                                               1,653   311,120,565         100      78.87     607.8
===============================================   ========   ===========   =========   ========   =======

15. GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                             % OF
                                                                           MORTGAGE
                                                                            POOL BY
                                                              AGGREGATE    AGGREGATE
                                                   NUMBER      CUT-OFF      CUT-OFF
                                                     OF         DATE         DATE      WTD AVG    WTD AVG
                                                  MORTGAGE    PRINCIPAL    PRINCIPAL   ORIGINAL    FICO
GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES    LOANS     BALANCE ($)    BALANCE      LTV       SCORE
-----------------------------------------------   --------   -----------   ---------   --------   -------
California                                             421   138,724,815       44.59      80.05     623.3
Texas                                                  267    22,812,705        7.33      75.48     574.1
Florida                                                163    18,117,265        5.82      77.08     582.6
Illinois                                                66    13,588,566        4.37      80.73     610.1
Michigan                                                87    10,417,517        3.35      75.69     577.8
New York                                                41    10,232,876        3.29      78.17       594
Massachusetts                                           26     9,608,425        3.09      77.54       610
Colorado                                                29     8,822,299        2.84      78.48     618.3
New Jersey                                              37     8,616,650        2.77      74.36     599.1
Georgia                                                 38     5,830,990        1.87      78.12     584.7
Virginia                                                17     4,292,439        1.38      81.58     586.4
Connecticut                                             16     4,156,276        1.34      79.56     613.6
Minnesota                                               15     4,082,469        1.31      74.88     596.8
Washington                                              15     4,004,244        1.29       79.9       578
New Mexico                                              24     3,727,821         1.2      82.59     602.5
Other                                                  391    44,085,208       14.17      78.96       604
-----------------------------------------------   --------   -----------   ---------   --------   -------
TOTAL:                                               1,653   311,120,565         100      78.87     607.8
===============================================   ========   ===========   =========   ========   =======

Number of States/District of Columbia Represented: 46

16. OCCUPANCY

                                                                             % OF
                                                                           MORTGAGE
                                                                            POOL BY
                                                              AGGREGATE    AGGREGATE
                                                   NUMBER      CUT-OFF      CUT-OFF
                                                     OF         DATE         DATE      WTD AVG    WTD AVG
                                                  MORTGAGE    PRINCIPAL    PRINCIPAL   ORIGINAL    FICO
OCCUPANCY                                          LOANS     BALANCE ($)    BALANCE      LTV       SCORE
-----------------------------------------------   --------   -----------   ---------   --------   -------
Primary                                              1,522   296,493,010        95.3      79.15     606.8
Investment                                             127    13,924,593        4.48      73.72     628.1
Second Home                                              4       702,961        0.23      63.69     616.1
-----------------------------------------------   --------   -----------   ---------   --------   -------
TOTAL:                                               1,653   311,120,565         100      78.87     607.8
===============================================   ========   ===========   =========   ========   =======

17. PROPERTY TYPE

                                                                             % OF
                                                                           MORTGAGE
                                                                            POOL BY
                                                              AGGREGATE    AGGREGATE
                                                   NUMBER      CUT-OFF      CUT-OFF
                                                     OF         DATE         DATE      WTD AVG    WTD AVG
                                                  MORTGAGE    PRINCIPAL    PRINCIPAL   ORIGINAL    FICO
PROPERTY TYPE                                      LOANS     BALANCE ($)    BALANCE      LTV       SCORE
-----------------------------------------------   --------   -----------   ---------   --------   -------
Single Family Residence                              1,309   238,303,870        76.6      78.96     603.6
Planned Unit Development                               161    42,393,811       13.63       80.4     620.8
2-4 Family                                              90    16,671,249        5.36      75.65     629.8
Condo                                                   59    11,329,953        3.64         77       620
Manufactured Housing                                    34     2,421,682        0.78      74.09     579.1
-----------------------------------------------   --------   -----------   ---------   --------   -------
TOTAL:                                               1,653   311,120,565         100      78.87     607.8
===============================================   ========   ===========   =========   ========   =======

18. LOAN PURPOSE

                                                                             % OF
                                                                           MORTGAGE
                                                                            POOL BY
                                                              AGGREGATE    AGGREGATE
                                                   NUMBER      CUT-OFF      CUT-OFF
                                                     OF         DATE         DATE      WTD AVG    WTD AVG
                                                  MORTGAGE    PRINCIPAL    PRINCIPAL   ORIGINAL    FICO
LOAN PURPOSE                                       LOANS     BALANCE ($)    BALANCE      LTV       SCORE
-----------------------------------------------   --------   -----------   ---------   --------   -------
Refinance - Cashout                                  1,153   198,983,143       63.96      77.53     597.4
Purchase                                               240    64,958,738       20.88      83.71       644
Refinance - Rate Term                                  260    47,178,684       15.16      77.87     601.5
-----------------------------------------------   --------   -----------   ---------   --------   -------
TOTAL:                                               1,653   311,120,565         100      78.87     607.8
===============================================   ========   ===========   =========   ========   =======

19. DOCUMENTATION LEVEL

                                                                             % OF
                                                                           MORTGAGE
                                                                            POOL BY
                                                              AGGREGATE    AGGREGATE
                                                   NUMBER      CUT-OFF      CUT-OFF
                                                     OF         DATE         DATE      WTD AVG    WTD AVG
                                                  MORTGAGE    PRINCIPAL    PRINCIPAL   ORIGINAL    FICO
DOCUMENTATION LEVEL                                LOANS     BALANCE ($)    BALANCE      LTV       SCORE
-----------------------------------------------   --------   -----------   ---------   --------   -------
Full                                                   993   154,435,842       49.64      79.19     592.5
Stated Documentation                                   578   136,401,989       43.84       78.2     626.5
Limited                                                 82    20,282,734        6.52      80.93     597.6
-----------------------------------------------   --------   -----------   ---------   --------   -------
TOTAL:                                               1,653   311,120,565         100      78.87     607.8
===============================================   ========   ===========   =========   ========   =======

20. CREDIT SCORE

                                                                             % OF
                                                                           MORTGAGE
                                                                            POOL BY
                                                              AGGREGATE    AGGREGATE
                                                   NUMBER      CUT-OFF      CUT-OFF
                                                     OF         DATE         DATE      WTD AVG    WTD AVG
                                                  MORTGAGE    PRINCIPAL    PRINCIPAL   ORIGINAL    FICO
CREDIT SCORE                                       LOANS     BALANCE ($)    BALANCE      LTV       SCORE
-----------------------------------------------   --------   -----------   ---------   --------   -------
NA                                                       1       153,505        0.05      74.76       590
476 - 500                                                4       376,572        0.12      64.53       500
501 - 525                                              230    27,559,518        8.86      74.92     514.1
526 - 550                                              264    41,518,002       13.34      74.46     537.9
551 - 575                                              255    39,411,595       12.67       76.7     562.7
576 - 600                                              228    41,842,959       13.45      77.13     588.3
601 - 625                                              213    44,635,590       14.35      81.08     613.3
626 - 650                                              185    39,841,974       12.81      81.92     637.9
651 - 675                                              115    26,123,532         8.4       83.6     661.7
676 - 700                                               83    24,566,571         7.9      80.01     686.7
701 - 725                                               32     9,942,995         3.2      82.84     713.4
726 - 750                                               20     6,841,306         2.2      83.01     739.4
751 - 775                                               15     5,049,775        1.62      82.47     761.9
776 - 800                                                7     2,693,638        0.87      76.21     784.9
Above 800                                                1       563,033        0.18         90       809
-----------------------------------------------   --------   -----------   ---------   --------   -------
TOTAL:                                               1,653   311,120,565         100      78.87     607.8
===============================================   ========   ===========   =========   ========   =======

Non-Zero Minimum: 500
Maximum: 809
Non-Zero Weighted Average: 608

21. PREPAYMENT PENALTY TERM

                                                                             % OF
                                                                           MORTGAGE
                                                                            POOL BY
                                                              AGGREGATE    AGGREGATE
                                                   NUMBER      CUT-OFF      CUT-OFF
                                                     OF         DATE         DATE      WTD AVG    WTD AVG
                                                  MORTGAGE    PRINCIPAL    PRINCIPAL   ORIGINAL    FICO
PREPAYMENT PENALTY TERM                            LOANS     BALANCE ($)    BALANCE      LTV       SCORE
-----------------------------------------------   --------   -----------   ---------   --------   -------
0                                                      595    96,256,612       30.94      77.73     626.4
6                                                        3       239,031        0.08         69       561
12                                                      69    23,534,513        7.56      80.16     603.7
24                                                     365   117,071,447       37.63      80.01     601.4
36                                                     537    65,915,142       21.19      78.67     596.5
60                                                      84     8,103,820         2.6      74.18     583.6
-----------------------------------------------   --------   -----------   ---------   --------   -------
TOTAL:                                               1,653   311,120,565         100      78.87     607.8
===============================================   ========   ===========   =========   ========   =======

Non-Zero Minimum: 6
Maximum: 60
Non-Zero Weighted Average: 28

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